Visa Inc. Fiscal First Quarter 2009 Financial Results February 4, 2009 Exhibit 99.2

2 Fiscal Q1 2009 Earnings Results
Safe Harbor Reminder
• Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. These statements can be identified by the terms
“anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,”
“potential,” “predict,” “project,” “should,” “will” and similar expressions which are intended to identify forward-looking statements. In addition, any underlying assumptions are forward-looking statements. Such forward-looking statements include but are not limited to statements regarding certain of Visa’s goals and expectations with respect to adjusted earnings per share, revenue, adjusted operating margin, and free cash flow, and the growth rate in those items, as well as other measures of economic performance.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed in Part 1, Item 1A – “Risk
Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30,
2008.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation. Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Fiscal Q1 2009 Earnings Results 3
Solid Fiscal First Quarter Results
• Adjusted quarterly net income of $599 million or adjusted diluted earnings of $0.78 per share
Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
• Strong operating revenues of $1.7 billion, up 17%
• Continued positive secular trends
• Business model resilience despite economic slowdown

4 Fiscal Q1 2009 Earnings Results
$623
$412
$212
$452
$249
$701
Total Visa Inc. Credit Debit
2008
2009
Quarter ended September
US$ in billions, nominal
YOY
Growth
Payments Volume – Q1 2009
Note: Figures may not sum due to rounding. Growth rates calculated based on whole numbers, not rounded numbers.
ROW
(Rest of World)
ROW
$235
$239
U.S.
$388
U.S.
$421
U.S.
ROW
U.S.
U.S.
$280
$206
$206
ROW
U.S.
$213
$182
ROW  $29
$208
12% 10% 18%
ROW $41

5 Fiscal Q1 2009 Earnings Results
$388
$140
$38
$42
$15
$163
$51
$44
$21
$421
United States Asia Pacific (AP) Latin America and
Caribbean (LAC)
Canada Central and
Eastern Europe,
Middle East and
Africa (CEMEA)
2008
2009
Quarter ended September
US$ in billions, nominal
YOY
Growth
Payments Volume – Q1 2009
Note: Growth rates calculated based on whole numbers, not rounded numbers.
9% 16% 33% 7% 39%

6 Fiscal Q1 2009 Earnings Results
12,799
8,645
9,094
9,590
9,797
14,483
Total Transactions Processed Transactions Processed Transactions
2008
2009
Quarter ended September
in millions
YOY
Growth
Transactions – Q1 2009
13% 11% 8%
Note: Processed transactions represent transactions involving Visa, Visa Electron, Interlink and Plus cards processed on Visa’s networks.
Total transactions represent payments and cash transactions as reported by Visa members on their operating certificates.
Quarter ended December
Debit
Credit
61%
39%

7 Fiscal Q1 2009 Earnings Results 769 757 1,526 864 1,676 812 Credit Debit Visa Inc. 2008 2009 Quarter ended September in millions YOY Growth Total Cards 6% 14% 10%

8 Fiscal Q1 2009 Earnings Results $1,738 ($250) $1,488 ($269) $2,008 $1,739 2008 2009 Revenue Detail – Q1 2009 US$ in millions Gross Revenues Incentives Net Operating Revenues 16% 8% 17% YOY Growth

9 Fiscal Q1 2009 Earnings Results
$732
$492
$381
$133
$554
$793
$505
$156
2008
2009
Revenue Detail – Q1 2009
US$ in millions
Service Revenues
Data
Processing
Revenues
International
Transaction
Revenues
Other
Revenues
YOY
Growth
8% 13%                        33% 17%

10 Fiscal Q1 2009 Earnings Results
$1,488
$757
$731
$1,011
$1,739
$728
Net Operating
Revenues
Total Operating
Expenses
Operating Income
Adjusted Operating Margin – Q1 2009
US$ in millions
YOY
Growth
9 ppts 17%                   (4%) 38%
Note: Adjusted operating expenses exclude certain litigation reserves, restructuring charges and purchase amortization.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
49%
58%
Operating Margin
2008
2009

11 Fiscal Q1 2009 Earnings Results
$256
$83
$210
$74
$89
$45
$63
$93
$248
$210
$79
$35
2008
2009
Adjusted Operating Expenses – Q1 2009
US$ in millions
Personnel Network,
EDP &
Communications
Advertising,
Marketing &
Promotion
Depreciation
and
Amortization
Administrative
and Other
(3%)                  12%                    0%                  (11%)                (22%)               (15%)
Note: Adjusted operating expenses exclude certain litigation reserves, restructuring charges and purchase amortization.
See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.
YOY
Growth
Professional
and
Consulting
Fees

12 Fiscal Q1 2009 Earnings Results
Other Financial Results
• Capital expenditures during the fiscal first quarter 2009 were
$68 million
• Cash, cash equivalents, restricted cash and investment
securities available-for-sale of $5.6 billion
– $2.6 billion of restricted cash for litigation escrow
– $2.7 billion paid in October redemption of European
class C shares
– $1.1 billion funding of the litigation escrow which has the effect of a repurchase of approximately 20.8 million class A common share equivalents from the Company’s class B
shareholders

13 Fiscal Q1 2009 Earnings Results 13
Annual net revenue growth
Financial Metrics through Fiscal Year 2010
Annual free cash flow
Annual adjusted diluted class A common
earnings per share growth
Annual adjusted operating margin
20% +
$1 billion +
Capital Expenditures
FY 2009: $300-350 M
FY 2010:  3 - 4% of
gross revenue
FY 2009: high single
digits
FY 2010:  11-15%
Mid-to-High
40% range

Appendix – Reconciliation of Non-GAAP Measures

15 Fiscal Q1 2009 Earnings Results 15
Adjusted Operating Income and Net Income
US$ in millions
(1)
(2)
(3)
(4)
(5)
(6)
(7)
Investment income earned during the period on all IPO proceeds held, including amounts held in the litigation escrow and amounts the Company used in October 2008 to redeem all class C (series II) common stock and a portion of the class C (series III) common stock stock held by Visa Europe.
Other expense (income) recorded in the periods presented as a result of changes in the Company's estimated liability under the Framework Agreement, which governs its relationship with Visa Europe. The changes were primarily due to movement in the LIBOR rates in the periods presented. This liability terminated after the October 2008 redemptions described above.
Reflects a normalized tax rate of 40% and 41% for fiscal 2009, and 2008, respectively.
Restructuring costs associated with workforce consolidation and elimination of overlapping functions.
Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
Interest expense recorded on future payments to be made under the settlement agreement with Discover. These payments will be paid from the litigation escrow account.
Net income (as reported) $ 574 $ 424
Addback: Income tax expense (as reported) 379 259
Net income before taxes (as reported) $ 953 $ 683
Adjustments:
Restructuring
(1)
28 36
Asset step-up amortization
(2)
17 17
Adjustments to operating income 45 53
Interest accretion on American Express settlement (3) 10 23
Interest expense on Discover settlement (4) 3 -
Investment income on Litigation Escrow and EU proceeds (5) (13) -
Underwater contract (LIBOR adjustment) (6) - (8)
Adjustments to non-operating income - 15
Total adjustments 45 68
Adjusted net income before tax 998 751
Adjusted income tax expense (7) (399) (308)
Adjusted net income $ 599 $ 443
Operating income (as reported) $ 966 $ 678
Addback: Adjustments to operating income 45 53
Adjusted operating income $ 1,011 $ 731
Operating revenues (as reported) $ 1,739 $ 1,488
Adjusted operating margin 58% 49%
Total operating expenses (as reported) $ 773 $ 810
Less: Adjustments to operating expenses (45) (53)
Adjusted operating expenses $ 728 $ 757
December 31, 2008
For the Three Months
Ended
For the Three Months
Ended
December 31, 2007

16 Fiscal Q1 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Operating Expenses
US$ in millions
Actual
Personnel $ 275 $ (27)
(1)
$ 248 $ 283 $ (27)
(1)
$ 256
Network, EDP and communications 93 - 93 83 - 83
Advertising, marketing and promotions 210 - 210 210 - 210
Professional and consulting fees 80 (1)
(1)
79 98 (9)
(1)
89
Depreciation and amortization 52 (17)
(2)
35 62 (17)
(2)
45
Administrative and other 63 - 63 74 - 74
Litigation provision - - - - - -
Total operating expenses $ 773 $ (45) $ 728 $ 810 $ (53) $ 757
(1)
Restructuring
(2)
Asset step-up amortization
For the Three Months
Ended December 31, 2008
For the Three Months
Ended December 31, 2007
Adjustments As Adjusted Actual Adjustments As Adjusted

17 Fiscal Q1 2009 Earnings Results
Reconciliation of Non-GAAP
Adjusted Non-operating (Expense) Income
US$ in millions
Actual Adjustments As Adjusted Actual Adjustments As Adjusted
Equity in earnings of unconsolidated affiliates (1) $      - (1) $                 1 $          - 1 $
Interest expense (30) 13
(1)
(17) (45) 23
(1)
(22)
Investment income, net 19 (13)
(2)
6 41 - 41
Other (1) - (1) 8 (8)
(3)
-
Total other (expense) income (13) $    - (13) $              5 $          15 20 $
(2)
Investment income on Litigation Escrow funds and funds used in October 2008 for the repurchase of shares from Visa Europe.
(3)
Underwater contract (LIBOR adjustment)
For the Three Months
Ended December 31, 2008
For the Three Months
Ended December 31, 2007
(1)
Interest accretion on American Express Settlement and interest expense on Discover Settlement

18 Fiscal Q1 2009 Earnings Results 18
Adjusted Diluted Earnings per Share
Class A Common Stock
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization, initial public offering and other non-recurring events. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have an impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the
Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the weighted average number of diluted class A shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II)
common stock and a portion of class C (series III) common stock, which the Company redeemed in October 2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these redeemed shares and allocating adjusted net income only to permanent equity.
Adjusted net income $ 599 $ 443
Weighted average number of diluted
shares outstanding
772 775
Adjusted diluted earnings per share $ 0.78 $ 0.57
(in millions, except per share data)
For the Three
Months Ended
December 31, 2008
For the Three
Months Ended
December 31, 2007